SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

             Filed by the Registrant                              [X]
             Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

[ ]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement

     JNL Series Trust

     (Name of Registrant As Specified In Its Charter)

     Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ]  Fee computed on table below per  Exchange  Act Rules  14c-5(g) and 0-11

     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form,  Schedule or  Registration  Statement No.:
     (3) Filing Party:
     (4) Date Filed:

Dear Variable Annuity and Variable Life Contract Owners:

     Although you are not a shareholder of JNL Series Trust ("Trust"), your purchase payments and the earnings on such purchase payments under your variable contracts ("Variable Contracts") issued by Jackson National Life Insurance Company ("Jackson") or Jackson National Life Insurance Company of New York ("Jackson NY") are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust ("Information Statement") may be read to include you as an owner of a Variable Contract.

     On August 21-22, 2007, the Board of Trustees of the Trust voted to replace J.P. Morgan Investment Management Inc. ("JPMorgan") with A I M Investment Management, Inc. ("AIM") as sub-adviser for the JNL/JPMorgan International Equity Fund of the Trust effective December 3, 2007. Enclosed please find the Trust's Information Statement regarding this change in sub-adviser for the following Fund:

------------------------------------------------------------ ---------------------------------------------------------
                      PRIOR FUND NAME                                             NEW FUND NAME
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
          JNL/JPMorgan International Equity Fund                        JNL/AIM International Growth Fund
------------------------------------------------------------ ---------------------------------------------------------

     The Information Statement is furnished on behalf of the Board of Trustees ("Trustees" or "Board") of the Trust, a Massachusetts business trust, to shareholders of JNL/JPMorgan International Equity Fund, a series of the Trust, located at 1 Corporate Way, Lansing, Michigan 48951.


     On August 23, 2007, the Trust filed an amendment to the registration statement on Form N-1A under the 1933 Act and 1940 Act, as amended, for the JNL Series Trust (File No. 33-87244) to reflect the changes discussed in this information statement. These fund changes will not be effective until the SEC has approved the changes contained in the amendment to the registration statement.


PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

     If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY
Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution), or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), write JNL Series Trust, P.O. Box 378002, Denver, Colorado 80237-8002, or visit WWW.JNL.COM or WWW.JNLNY.COM.

                                           Sincerely,

                                           /s/ Mark D. Nerud

                                           MARK D. NERUD
                                           President and Chief Executive Officer
                                           JNL Series Trust

                INFORMATION STATEMENT TO SHAREHOLDERS REGARDING:


                                JNL SERIES TRUST

                     JNL/JPMorgan International Equity Fund

                               September 17, 2007

                                TABLE OF CONTENTS

                              INFORMATION STATEMENT

                                                                                      PAGE
I.           INTRODUCTION                                                              1

II.          INVESTMENT SUB-ADVISORY AGREEMENT WITH AIM                                2

III.         DESCRIPTION AND CONTROL OF AIM                                            4

IV.          OTHER INVESTMENT COMPANIES ADVISED BY AIM                                 10

V.           EVALUATION BY THE BOARD OF TRUSTEES                                       12

VI.          ADDITIONAL INFORMATION                                                    15

VII.         OTHER MATTERS                                                             16

EXHIBIT A    INVESTMENT SUB-ADVISORY AGREEMENT AND AMENDMENTS TO                       A-1
             SUB-ADVISORY AGREEMENT BETWEEN JACKSON NATIONAL ASSET
             MANAGEMENT, LLC AND A I M INVESTMENT MANAGEMENT, INC.

EXHIBIT B    COMPARISON OF THE JNL/JPMORGAN INTERNATIONAL EQUITY FUND                  B-1
             AND THE JNL/AIM INTERNATIONAL GROWTH FUND

EXHIBIT C    DIRECTORS & OFFICERS OF AIM                                               C-1


WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.   INTRODUCTION

     JNL Series Trust ("Trust"), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust currently offers shares in 61 series ("Funds" and each a "Fund").

     As Investment Adviser to the Trust, Jackson National Asset Management, LLC ("JNAM" or "Adviser") selects, contracts with, compensates and monitors investment sub-advisers ("Sub-Advisers") to manage the investment and reinvestment of the assets of each of the Funds. In addition, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of each Fund, and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust ("Board"). Jackson National Life Distributors LLC ("JNLD"), an affiliate of the Trust and the Adviser, is principal underwriter for the Trust. JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company ("Jackson"), which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

     The  President  of JNAM is Mark D.  Nerud.  The  members  of the  Board  of
Managers of JNAM are Andrew B. Hopping, Thomas J. Meyer, Mark D. Nerud and Robert A. Fritts. The address and principal occupation of each Manager are set out in the table below.

------------------------------- ---------------------------------- ----------------------------------------------
MANAGER                         ADDRESS                            PRINCIPAL OCCUPATION
------------------------------- ---------------------------------- ----------------------------------------------
------------------------------- ---------------------------------- ----------------------------------------------
Andrew B. Hopping               1 Corporate Way                    Executive Vice President and Chief Financial
                                Lansing, Michigan 48951            Officer of Jackson National Life Insurance
                                                                   Company
------------------------------- ---------------------------------- ----------------------------------------------
------------------------------- ---------------------------------- ----------------------------------------------
Thomas J. Meyer                 1 Corporate Way                    Senior Vice President, General Counsel, and
                                Lansing, Michigan 48951            Secretary of Jackson National Life Insurance
                                                                   Company
------------------------------- ---------------------------------- ----------------------------------------------
------------------------------- ---------------------------------- ----------------------------------------------
Mark D. Nerud                   1 Corporate Way                    President of JNAM
                                Lansing, Michigan 48951            Vice President of Jackson National Life
                                                                   Insurance Company
------------------------------- ---------------------------------- ----------------------------------------------
------------------------------- ---------------------------------- ----------------------------------------------
Robert A. Fritts                1 Corporate Way                    Senior Vice President and Controller of
                                Lansing, Michigan 48951            Jackson National Life Insurance Company
------------------------------- ---------------------------------- ----------------------------------------------

     The Investment Advisory Agreement between JNAM and the Trust was last submitted for shareholder vote on October 26, 2000.

     On August 21-22 2007, the Board, including all Trustees who are not "interested" (as defined by the 1940 Act) of any party to the "Sub-Advisory Agreement" ("Disinterested Trustees"), approved the Amendment to the Sub-Advisory Agreement between the Trust and AIM.

     The purpose of this Information Statement is to provide you with information about the amendment to the Sub-Advisory Agreement between JNAM and AIM, the investment Sub-Adviser for the JNL/AIM International Growth Fund, and certain events and transactions that caused an amendment to the investment Sub-Advisory Agreement between JNAM and JPMorgan to remove JPMorgan as Sub-Adviser to the JNL/JPMorgan International Equity Fund effective December 3, 2007. This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order ("Order") that the Trust and JNAM received from the U.S. Securities and Exchange Commission ("SEC").

     The Trust has received an Order permitting it to enter into Sub-Advisory Agreements appointing Sub-Advisers that are not affiliates of JNAM (other than by reason of serving as a Sub-Adviser to a Fund) without shareholder approval. The Trust, therefore, is able to change Sub-Advisers from time to time without the expense and delays associated with obtaining shareholder approval. However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers, pursuant to the Order.

     As of December 3, 2007, JPMorgan will cease to be the Sub-Adviser to the JNL/JPMorgan International Equity Fund. JPMorgan has principal offices at 245 Park Avenue, New York, New York 10167 and is an indirect subsidiary of JPMorgan Chase & Co., a publicly-traded bank holding company.


     Therefore, this Information Statement is being provided to the shareholders invested in the above-listed Fund. It will be mailed on or about September 17, 2007.


II.  INVESTMENT SUB-ADVISORY AGREEMENT WITH AIM

     JPMorgan is the sub-adviser to the JNL/JPMorgan International Equity Fund pursuant to a Sub-Advisory agreement with JNAM, dated May 2, 2005, as amended April 30, 2007. That agreement was most recently approved by the Board at a meeting held on June 14-15, 2007.

     On August 21-22, 2007, the Board, including the Disinterested Trustees, unanimously voted to replace JPMorgan with AIM as Sub-Adviser for the Fund and to approve an amendment to the Sub-Advisory Agreement between JNAM and AIM with respect to the Trust ("AIM Sub-Advisory Agreement"). Please refer to Exhibit A for the AIM Sub-Advisory Agreement and AIM Sub-Advisory Amendment. Pursuant to the Order, shareholder approval is not required for the amendment to the agreement because AIM is not affiliated with JNAM. On December 3, 2007, AIM will succeed JPMorgan as Sub-Adviser to the Fund.

     With the replacement of JPMorgan with AIM as Sub-Adviser, the name of the Fund will change as follows, and will be referred to by its new name:

------------------------------------------------------------ ---------------------------------------------------------
                      PRIOR FUND NAME                                             NEW FUND NAME
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
          JNL/JPMorgan International Equity Fund                        JNL/AIM International Growth Fund
------------------------------------------------------------ ---------------------------------------------------------

     The investment objectives and policies for the JNL/AIM International Growth Fund will be revised to read as follows:

     INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM International Growth Fund is long-term growth of capital.

     PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in a diversified portfolio of reasonably priced, quality international equity securities whose issuers are considered by the Fund's portfolio managers to have strong fundamentals and/or accelerating earnings growth. The Fund focuses its investments in marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The Fund will normally invest in the securities of companies located in at least four countries in the developed markets of Western Europe and the Pacific Basin.

     At the present time, the Fund's portfolio managers intend to invest no more than 20% of the Fund's total assets in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

     The Sub-Adviser employs a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis and portfolio construction techniques. The strategy primarily focuses on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but for whose prices do not fully reflect these attributes. Investments for the portfolio are selected "bottom-up" on a stock-by-stock basis. The focus is on the strengths of individual companies, rather than sector or country trends. The Sub-Adviser may consider selling a security for several reasons, including (1) its fundamentals deteriorate or it posts disappointing earnings, (2) its stock prices appears to be overvalued, or (3) a more attractive opportunity is identified.


     The change in sub-adviser is expected to provide the Fund with a broad exposure to foreign opportunities for investors seeking international exposure and diversification. The Fund will seek to achieve its objective, which remains long-term growth of capital, by investing in a diversified portfolio of reasonably priced, quality international equity securities whose issuers are considered by the Fund's portfolio managers to have strong fundamentals and/or accelerating earnings growth. The significant differences between the old principal investment strategies of the Fund and the new principal investment strategies are that the Fund will remove the requirement to invest at least 80% of its net assets in equity securities and generally intends to employ a more growth-oriented approach and limit its investment in developing countries. Under the new strategy, the Fund normally will invest in the securities of companies located in at least four countries in the developed countries of Western Europe and the Pacific Basin and does not intend to invest more than 20% of its total assets in companies located in developing countries, whereas under the old strategy, the Fund normally invested in the securities of companies located in at least three countries, including both developed and developing countries, and did not expressly limit its investment in developing countries to a percentage of its total assets. Please refer to Exhibit B for a comparison of the changes made to the Fund's prospectus pursuant to the change in sub-adviser.


     The AIM Sub-Advisory Agreement provides that it will remain in effect for its initial term and thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The AIM Sub-Advisory Agreement can be terminated at any time, without the payment of any penalty, on sixty (60) days' written notice by the Trust JNAM, or on sixty (60) days' written notice by AIM. The agreement also terminates automatically in the event of its assignment or

     The AIM Sub-Advisory Agreement generally provides that AIM, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the Fund or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of AIM's duties under the AIM Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the AIM Sub-Advisory Agreement. There are no material differences between the Investment Sub-Advisory Agreements of JPMorgan and AIM.

     The change in Sub-Adviser will not increase any fee or expense to be paid by the Fund. The management fees for the Fund did not change. The Fund pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

-------------------------------------------------------------------
                 JNL/AIM INTERNATIONAL GROWTH FUND

                   ADVISORY RATES BEFORE AND AFTER
                      THE CHANGE IN SUB-ADVISER

  NET ASSETS                                           RATE

  $0 to $150 million                                   .70%
  $150 to $500 million                                 .65%
  Over $500 million                                    .60%
----------------------------------------------- -------------------

     Under the AIM Sub-Advisory Agreement, the sub-advisory fees have changed as outlined below. AIM is paid a sub-advisory fee equal to a percentage of the Fund's average daily net assets based on the following schedule:

-------------------------------------------------------------------
              JNL/JPMORGAN INTERNATIONAL EQUITY FUND

       SUB-ADVISORY RATES BEFORE THE CHANGE IN SUB-ADVISER


  NET ASSETS                                           RATE

  $0 to $350 million                                   .40%
  Over $350 million                                    .35%
----------------------------------------------- -------------------

------------------------------------------------------------------
                JNL/AIM INTERNATIONAL GROWTH FUND

       SUB-ADVISORY RATES AFTER THE CHANGE IN SUB-ADVISER


  NET ASSETS                                          RATE

  $0 to $250 million                                  .40%
  Over $250 million                                   .35%
---------------------------------------------- -------------------

     The following table sets forth the aggregate amount of management fees paid by the Fund to JNAM for the year ended December 31, 2006. THE AGGREGATE AMOUNT OF MANAGEMENT FEES TO BE PAID TO JNAM ARE NOT EXPECTED TO CHANGE AS A RESULT OF THE CHANGE OF SUB-ADVISERS.

  --------------------------------------------------------- --------------------
  FUND NAME                                                      ACTUAL FEES
  ---------                                                      -----------
  JNL/JPMorgan International Equity Fund                         $1,659,013
  --------------------------------------------------------- --------------------


     The sub-advisory fee for the Fund did change as a result of the completion of the transaction. For the year ended December 31, 2006, JPMorgan received $1,069,006 in sub-advisory fees with respect to the Fund. The pro forma sub-advisory fees would have been $ 944,805, assuming the AIM Sub-Advisory Agreement was in place for the applicable period. The management and sub-adviser fees were not increased due to the change in sub-adviser. The decrease in sub-advisory fees for the period noted above is 11.6%.

III. DESCRIPTION AND CONTROL OF AIM


     AIM's principal office is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM, an investment adviser since 1986, is an indirect, wholly owned subsidiary of A I M Management Group Inc.("AIM Management Group"), a holding company that has been engaged in financial services since 1976. AIM manages or advises over 200 investment portfolios which total approximately $149 billion in total net assets as of December 31, 2006. AIM Management Group is a wholly owned subsidiary of INVESCO, PLC.

     As the Sub-Adviser to the Fund, AIM provides the Fund with investment research, advice and supervision and manages the Fund's portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities, as set forth in the supplement to the Fund's Prospectus dated December 3, 2007. The principal risks of investing in the Fund are listed in the supplement to the Fund's Prospectus dated December 3, 2007 under the heading "PRINCIPAL RISKS OF INVESTING IN THE FUND".

     As of August 31, 2007, no Trustees or officers of the Trust were officers, employees, directors, general partners or shareholders of AIM, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in AIM or any other entity controlling, controlled by or under common control with AIM. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2006, the beginning of the Trust's most recently completed fiscal year, or in any material proposed transactions, to which AIM, any parent or subsidiary of AIM, or any subsidiary of the parent of such entities was or is to be a party.

JNL/AIM INTERNATIONAL GROWTH FUND

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

o Clas G. Olsson (lead manager with respect to the fund's investments in Europe and Canada), Senior Portfolio Manager, who has been responsible for the fund since its inception and has been associated with the advisor and/or affiliates since 1994. From July 1994 through January 1996, Mr. Olsson was a Junior Portfolio Analyst. In January 1996, he became an Equity
     - Senior Analyst, and has held his current position as a Senior Portfolio Manager since February 1997.

o Barrett K. Sides (lead manager with respect to the fund's investments in Asia Pacific and Latin America), Senior Portfolio Manager, who has been responsible for the fund since its inception and has been associated with the advisor and/or its affiliates since 1990. From January 1990 through June 1992, Mr. Sides was a Portfolio Administrator. From June 1992 through February 1993, Mr. Sides was a Senior Portfolio Administrator. From February 1993 through February 1994, Mr. Sides was an International - Portfolio Analyst. From February 1994 through February 1995, Mr. Sides was an Assistant Portfolio Manager. From February 1995 through January 1996, Mr. Sides was an Assistant Portfolio Manager. Mr. Sides has held his current position as Senior Portfolio Manager since January 1996.

o Shuxin Cao, Senior Portfolio Manager, who has been responsible for the fund since its inception and has been associated with the advisor and/or affiliates since 1997. From January 1997 through March 1999, Shuxin Cao was a Equity - Senior Analyst. From March 1999 through January 2006, Shuxin Cao was an Equity - Portfolio Manager. Since January 2006, Shuxin Cao has been an Equity - Senior Portfolio Manager.

o Matthew W. Dennis, Portfolio Manager, who has been responsible for the fund since its inception and has been associated with the advisor and/or affiliates since 2000. From November through July 2003, Mr. Dennis was an Equity - Senior Analyst. Mr. Dennis has held his current position as Portfolio Manager since July 2003.

o Jason T. Holzer, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or affiliates since 1996. From November 1996 through March 1999, Mr. Holzer was a Equity
     - Senior Analyst. From March 1999 through July 2000, Mr. Holzer was an Equity - Portfolio Manager. Mr. Holzer has held his current position as Portfolio Manager since July 2000.

For a list of Directors and Principal  Officers of AIM,  please refer to Exhibit
C.

IV.  OTHER INVESTMENT COMPANIES ADVISED BY AIM

     AIM currently act as adviser or sub-adviser to the following other registered investment companies having similar investment objectives and policies to those of the Fund. The size of each of these funds and the rate of AIM's compensation for each fund are as follows:

JNL/AIM INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------------------------------------------
                 FUND COMPANY                           NET ASSETS                        ANNUAL RATE
                                                     (AS OF 12/31/06)
                                                         ($ MIL)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
AIM International Growth Fund                         $2,881,519,993        First $250 million             0.935%
                                                                            Next $250 million              0.91%
                                                                            Next $500 million              0.885%
                                                                            Next $1.5 billion              0.86%
                                                                            Next $2.5 billion              0.835%
                                                                            Next $2.5 billion              0.81%
                                                                            Next $2.5 billion              0.785%
                                                                            Amount over $10 billion        0.76%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
AIM VI International Growth Fund                       $726,614,057         First $250 million             0.935%
                                                                            Next $250 million              0.91%
                                                                            Next $500 million              0.885%
                                                                            Next $1.5 billion              0.86%
                                                                            Next $2.5 billion              0.835%
                                                                            Next $2.5 billion              0.81%
                                                                            Next $2.5 billion              0.785%
                                                                            Amount over $10 billion        0.76%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
VALIC Co. I International Growth Fund                 $151, 521,728         First $250 million             0.525%
                                                                            Next $250 million              0.50%
                                                                            Amount over $500 million       0.475%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
AZL AIM International Equity Fund                      $317,208,989         First $500 million             0.65%
                                                                            Amount over $500 million       0.60%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Transamerica AIM International Growth                  $106,151,490         First $250 million             0.65%
                                                                            Amount over $250 million       0.60%
--------------------------------------------------------------------------------------------------------------------

V.   EVALUATION BY THE BOARD OF TRUSTEES

     The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund's sub-advisory agreement.

     At a meeting on August 21-22, 2007, the Board, including all of the Independent Trustees, considered information relating to the amendment to the AIM Sub-Advisory Agreement. In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the AIM Sub-Advisory Agreement. The Board received, and had the opportunity to review, this and other material, ask questions and request further information in connection with its consideration. At the conclusion of the Board's discussion, the Board approved the AIM Sub-Advisory Agreement, which was approved until June 30, 2008 when the agreement will be up for its annual renewal.

     In reviewing the AIM Sub-Advisory Agreement and considering the information, the Board was advised by outside legal counsel to the Fund, and the Independent Trustees were advised by independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided; (2) the investment performance of the Fund; (3) the costs of the services to be provided; (4) whether economies of scale may be realized as the Fund grows and whether fee levels are adjusted to enable the Fund's investors to share in these potential economies of scale; and
(5) other benefits that may accrue to AIM through its relationship with the Fund. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board's decision to approve the AIM Sub-Advisory Agreement.

     Before approving the AIM Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and AIM and the terms of the AIM Sub-Advisory Agreement. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the AIM Sub-Advisory Agreement is fair and reasonable and in the best interests of the shareholders of the Fund. In reaching its conclusions, the Board considered the following:

     NATURE, QUALITY AND EXTENT OF SERVICES

     The Board examined the nature, quality and extent of the services to be provided by AIM.


     For the Fund,  JNAM  provided  information  on AIM's  duties  under the AIM
Sub-Advisory Agreement. These duties include investment research and security selection, adherence to the Fund's investment restrictions and monitoring compliance with the Fund policies and procedures. The Board considered JNAM's evaluation of AIM, as well as JNAM's recommendation, based on its review of AIM, to approve the AIM Sub-Advisory Agreement. The Board also considered their previous experience with AIM as a sub-adviser to other Funds of the Trust.


     The Board also reviewed information pertaining to AIM's organizational structure, senior management, financial stability, investment operations, and other relevant information. The Board considered compliance reports about AIM from the Trust's Chief Compliance Officer.

     Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent and quality of the services to be provided by AIM.

     PERFORMANCE

     The Board could not consider AIM's performance as sub-adviser to the Fund because the transition from JPMorgan to AIM had not yet occurred. The Board, however, did consider information regarding AIM's capabilities and expenses.

     COSTS OF SERVICES

     The Board reviewed the fees to be paid to AIM. For the Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers. Using information provided by an independent data service, the Board evaluated the Fund's proposed sub-advisory fee and compared it to the average sub-advisory fee of the Lipper universe. The Board noted that the Fund's sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund's total expense ratio.


     The Board also noted that the fees to be paid by JNAM to AIM could be lower (if the Fund grows to certain, higher asset levels) than the fees paid to the existing sub-adviser. The current assets are at the highest breakout, but the Board also considered, however, that if AIM raises its fees or if AIM is replaced in the future with a new, more expensive sub-adviser, the higher fees would be borne by JNAM and the higher fees would not be passed on to investors. The Board noted this fact and weighed it with the additional considerations noted below.


     Further detail considered by the Board regarding the sub-advisory fees of the Fund is set forth below:

     JNL/AIM INTERNATIONAL GROWTH FUND. The Board considered that the Fund's advisory fees are lower than the expense group average and the sub-advisory fees are consistent with the expense group average. The Board also noted that the Fund's estimated total expense ratio is lower than that of the peer group average. The Board concluded that the advisory and sub-advisory fees are fair, reasonable and in the best interest of the Fund and its shareholders in light of the services to be provided.

     ECONOMIES OF SCALE

     The Board considered whether the Fund's proposed sub-advisory fee reflects the potential for economies of scale for the benefit of shareholders. Based on information provided by JNAM and AIM, the Board noted that the fee arrangement for the Fund contains breakpoints that decrease the fee rate as assets increase.

     OTHER BENEFITS TO JNAM AND AIM

     In evaluating the benefits that may accrue to AIM through its relationship with the Fund, the Board noted that AIM may develop additional investment advisory business with JNAM, the Funds or other clients of AIM as a result of its relationship with the Fund.

In light of all the facts noted above, the Board concluded that it would be fair, reasonable and in the best interests of the Fund and its shareholders to approve the AIM Sub-Advisory Agreement.

VI.  ADDITIONAL INFORMATION

OWNERSHIP OF THE FUND

     As of August 31, 2007, there were issued and outstanding the following number of shares for the Fund:


----------------------------------------------------------------------------- ----------------------------------------
FUND                                                                                     SHARES OUTSTANDING
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/JPMorgan International Equity Fund (Class A)                                            26,834,188.077
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/JPMorgan International Equity Fund (Class B)                                               996,144.862
----------------------------------------------------------------------------- ----------------------------------------


     As of August 31, 2007, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

     Because the shares of the Fund are sold only to Jackson, Jackson National Life Insurance Company of New York ("Jackson NY"), certain affiliated funds organized as fund-of-funds (the JNL/S&P Funds), and certain qualified retirement plans, Jackson, through its separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Fund.

     As of August 31, 2007, the following persons beneficially owned more than 5% of the shares of the Fund indicated below:


------------------------------------------------ --------------------------------- --------------------- ------------------
FUND                                             NAME AND ADDRESS                  AMOUNT OF OWNERSHIP     PERCENTAGE OF
                                                                                                           SHARES OWNED
------------------------------------------------ --------------------------------- --------------------- ------------------
---------------------------------------------------------------------------------- --------------------- ------------------
JNL/JPMORGAN INTERNATIONAL EQUITY FUND - CLASS A
---------------------------------------------------------------------------------- --------------------- ------------------
------------------------------------------------ --------------------------------- --------------------- ------------------
JNL/S&P Managed Growth Fund                      Attn: Mark Nerud                  5,076,069.940         18.92%
                                                 225 W. Wacker Drive
                                                 Suite 1200
                                                 Chicago, IL 60606
------------------------------------------------ --------------------------------- --------------------- ------------------
------------------------------------------------ --------------------------------- --------------------- ------------------
JNL/S&P Managed Moderate Growth Fund             Attn: Mark Nerud                  4,413,145.930         16.45%
                                                 225 W. Wacker Drive
                                                 Suite 1200
                                                 Chicago, IL 60606
------------------------------------------------ --------------------------------- --------------------- ------------------
------------------------------------------------ --------------------------------- --------------------- ------------------
JNL/S&P Managed Aggressive Growth Fund           Attn: Mark Nerud                  2,663,452.741         9.93%
                                                 225 W. Wacker Drive
                                                 Suite 1200
                                                 Chicago, IL 60606
------------------------------------------------ --------------------------------- --------------------- ------------------


     Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant Investment Divisions. As noted above, Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of August 31, 2007, no person(s) may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.

FUND TRANSACTIONS AND BROKERAGE

     Pursuant to each Sub-Advisory Agreement, the Sub-Adviser is responsible for placing all orders for the purchase and sale of portfolio securities of the Fund. Except as provided under the Trust's Directed Brokerage Guidelines, which are described below, the Sub-Advisers may place portfolio securities orders with broker-dealers selected in their discretion. The Sub-Advisers are obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results for the Fund ("best execution"), and each Sub-Adviser has adopted policies and procedures intended to assist it in fulfilling that obligation. In doing so, the Fund may pay higher commission rates than the lowest available when the Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

     The cost of securities transactions for the Fund consists not only of brokerage commissions (for transactions in exchange-traded equities, over-the-counter equities, and certain derivative instruments) or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Fund's transactions. Bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

     Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Sub-Adviser may deal directly with dealers who make a market in the securities. Such dealers usually act as principals for their own account. Securities may also be purchased from various market centers.

     In selecting broker-dealers through which to effect transactions, each Sub-Adviser gives consideration to a number of factors described in its policy and procedures. The Sub-Advisers' policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. Consideration of these factors by a Sub-Adviser, either in terms of a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and any other accounts managed by the Sub-Adviser, could result in the Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

     Under the terms of the Sub-Advisory Agreements, and subject to best execution, the Sub-Advisers also expressly are permitted to give consideration to the value and quality of any "brokerage and research services" (as defined under Section 28(e) of the Securities Exchange Act of 1934, as amended), including securities research, statistical, quotation, or valuation services provided to the Sub-Adviser by the broker-dealer. In placing a purchase or sale order, a Sub-Adviser may use a broker-dealer whose commission in effecting the transaction is higher than that another broker-dealer might have charged for the same transaction if the Sub-Adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and any other accounts managed by the Sub-Adviser. Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Research services provided by broker-dealers through which a Sub-Adviser effects Fund transactions may be used by the Sub-Adviser in serving any or all of its accounts, and not all such services may be used by the Sub-Adviser in connection with the Sub-Adviser's services to the Fund.

     Where new issues of securities are purchased by the Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a Sub-Adviser in addition to selling the securities to the Fund or other advisory clients of the Sub-Adviser.

     Pursuant to the Trust's Directed Brokerage Guidelines, the Trust is authorized to enter into agreements or arrangements pursuant to which the Trust may direct JNAM, in its capacity as the Trust's investment adviser, and each of the Sub-Advisers, acting as agents for the Funds, to execute orders for the purchase or sale of portfolio securities with broker-dealers that have agreed to direct a portion of the brokerage commissions paid by the Fund back to the Fund.

     In addition, in selecting broker-dealers to execute orders for the purchase or sale of portfolio securities for a Fund, JNAM and Sub-Advisers, may not take into account the broker-dealers' promotion or sale of variable contracts that invest in Fund shares. The Trust, JNAM, the Sub-Advisers and JNLD, the principal underwriter for the Trust, may not enter into any agreement (whether oral or written) or other understanding under which the Trust directs or is expected to direct to a broker-dealer, in consideration for the promotion or sale of shares issued by the Trust or any other registered investment company, portfolio securities transactions, or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Trust's portfolio transactions effected through any other broker-dealer.

     From time to time the Board will review whether a Sub-Adviser's commission recapture for the benefit of the Fund of some portion of the compensation paid by the Fund on the portfolio transactions is legally permissible and advisable. The Board intends to continue to review whether recapture opportunities are legally permissible and, if so, to determine in the exercise of its business judgment whether it would be advisable for the Fund to participate, or continue to participate, in the commission recapture program.

     Portfolio  transactions  for the Fund may be  executed  on an agency  basis through broker-dealers that are affiliated with the Trust, JNAM or a Sub-Adviser, if, in the Sub-Adviser's judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions. All transactions with affiliated broker-dealers must comply with Rule 17e-1 under the 1940 Act, and are reported to and reviewed by the Board on a regular basis.

     Subject to compliance with Rule 10f-3 under the 1940 Act, Sub-Advisers are permitted to purchase securities from an underwriting syndicate in which an affiliate of the Sub-Adviser is a member. All such transactions are reported to and reviewed by the Board on a regular basis.

     Subject to compliance with Rule 17a-7 under the 1940 Act, Sub-Advisers are permitted to cause the Fund to purchase securities from or sell securities to another account, including another investment company, advised by the Sub-Adviser. All such transactions are reported to and reviewed by the Board on a regular basis.

     There are occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by JNAM or a Sub-Adviser, or an affiliated company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when JNAM or the Sub-Adviser believes that to do so is in the interest of the Fund and the other accounts participating. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

VII. OTHER MATTERS

     The Trust will furnish, without charge, a copy of the Trust's annual report for the fiscal year ended December 31, 2006, a copy of the Trust's semi-annual report for the period ended June 30, 2007, or a copy of the Trust's prospectus and Statement of Additional Information to any shareholder upon request. To obtain a copy, please call 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), write JNL Series Trust, P.O. Box 378002, Denver, Colorado 80237-8002, or visit WWW.JNL.COM or WWW.JNLNY.COM.

     JNAM, the investment adviser to the Trust, is located at 1 Corporate Way, Lansing, Michigan 48951. JNAM is a wholly-owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. JNAM also serves as the Trust's Administrator. JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly-owned subsidiary of Jackson. JNLD is located at 7601 Technology Way, Denver, Colorado 80237.

     The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

     The cost of the preparation, printing and distribution of this Information Statement will be paid by JNAM.

                                   EXHIBIT A-1

INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JACKSON NATIONAL ASSET MANAGEMENT, LLC
                     AND A I M INVESTMENT MANAGEMENT, INC.


                        INVESTMENT SUB-ADVISORY AGREEMENT


     This AGREEMENT is effective this 29th day of October 2001, by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and A I M CAPITAL MANAGEMENT, INC., a Texas corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, Adviser is the investment manager for the JNL Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

     WHEREAS, the Adviser represents that it has entered into a Investment Advisory and Management Agreement ("Management Agreement") dated as of January 31, 2001, with the Trust; and

     WHEREAS, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto ("Fund").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. APPOINTMENT. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointments and agrees to furnish the services herein set forth for the compensation herein provided.

2. DELIVERY OF DOCUMENTS. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser's services:


     a) the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

     b)   the Trust's By-Laws and amendments thereto;

     c)   resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of Sub-Adviser and approving this Agreement;

     d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

     e) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Fund; and

     f) the Trust's most recent prospectus and Statement of Additional Information for the Fund (collectively called the "Prospectus").

     Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing before they become effective. Any amendments or supplements will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof.

3. MANAGEMENT. Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Trust's Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Fund and place all orders for the purchase and sale of securities, all on behalf of the Fund. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund (as set forth below), and will monitor the Fund's investments, and will comply with the provisions of Trust's Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended, applicable to the Fund.

     The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser's opinion, constitute a violation of any federal or state laws, rules or regulations.

     The Sub-Adviser further agrees that it:

     a)   will use the same skill and care in providing such services as it uses
          in  providing   services  to  fiduciary  accounts  for  which  it  has
          investment responsibilities;

     b)   will  conform  with  all  applicable  Rules  and  Regulations  of  the
          Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

     c) will report regularly to Adviser and to the Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Adviser;

     d) will prepare and maintain such books and records with respect to the Fund's securities transactions and will furnish Adviser and Trust's Board of Trustees such periodic and special reports as the Adviser may request;

     e) will act upon instructions from Adviser not inconsistent with the fiduciary duties hereunder;

     f) will treat confidentially and as proprietary information of Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust;

     g) will vote proxies received in connection with securities held by the Fund consistent with its fiduciary duties hereunder

4. BROKERAGE. The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates. It is the Sub-Adviser's general policy in selecting a broker to effect a particular transaction to seek to obtain "best execution", which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

     Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis. Subject to such policies and procedures as the Trust's Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therfor.


5. EXPENSES. The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. Each Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust.

6. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request, copies of which may be retained by the Sub-Adviser. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund's portfolio transactions. The Adviser shall maintain all books and records not related to the Fund's portfolio transactions.

7. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds excluding the net assets representing capital contributed by Jackson National Life Insurance Company in accordance with Schedule B hereto.

8. SERVICES TO OTHERS. Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. Sub-adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund. Adviser recognizes, and has advised Trust's Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

9. LIMITATION OF LIABILITY. Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Fund or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Fund, any shareholder of the Fund or the Adviser in connection with the performance of Sub-Adviser's duties under this Agreement, except for a loss resulting from Sub-Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

10. INDEMNIFICATION. Adviser and the Sub-Adviser each agree to indemnify the other against any claim against, loss or liability to such other party (including reasonable attorneys' fees) arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith or gross negligence.

11. DURATION AND TERMINATION. This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the date of its execution. Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, PROVIDED that such continuation is specifically approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days' written notice by the Trust or Adviser, or on sixty days' written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act.)

12. OBLIGATIONS OF ADVISER. The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser's investment advisory services as specified under this Agreement:

     (a) A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund; (b) A list of restricted securities for the Fund (including CUSIP, Sedol or other appropriate security identification); (c) Establish a Futures account and Give-Up arrangements with the list of designated brokers provided in writing to the Adviser by the Sub-Adviser; and (d) A copy of the current compliance procedures for the Fund.

     The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

13. CONFIDENTIAL TREATMENT. It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities purchased or sold by the Fund for a period of 15 days after month end, or any list of securities held by the Fund for 90 days after month end in any manner whatsoever except as expressly authorized in this Agreement, and except that the top 10 holdings may be disclosed 15 days after month end.

14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

15. NOTICE. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

16. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

     The name "JNL Series Trust" and "Trustees of JNL Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the "JNL Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives of Trust personally, but bind only the assets of Trust, and persons dealing with the Fund must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

17. APPLICABLE LAW. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 9th day of August 2001.


                                  JACKSON NATIONAL ASSET MANAGEMENT, LLC


                                  By: /s/ Andrew B. Hopping
                                  Name:   ANDREW B. HOPPING
                                  Title:  PRESIDENT


                                  A I M CAPITAL MANAGEMENT, INC.


                                  By:  /s/ Ronald P. Stein
                                  Name:    RONALD P STEIN
                                  Title:   Sr. VP, Director of Equity Trading

                                   SCHEDULE A
                             DATED OCTOBER 29, 2001
                                     (Funds)

                             AIM/JNL VALUE II SERIES
                         AIM/JNL SMALL CAP GROWTH SERIES
                         AIM/JNL LARGE CAP GROWTH SERIES

                                   SCHEDULE B
                             DATED OCTOBER 29, 2001
                                 (Compensation)


                             AIM/JNL VALUE II SERIES

             AVERAGE DAILY NET ASSETS           ANNUAL RATE

             $0 TO 50 MILLION:                                .500%
             $50 MILLION TO $200 MILLION:                     .475%
             $200 MILLION TO $500 MILLION:                    .450%
             AMOUNTS OVER $500 MILLION:                       .400%

                         AIM/JNL SMALL CAP GROWTH SERIES

             AVERAGE DAILY NET ASSETS           ANNUAL RATE

             $0 TO 500 MILLION:                               .65%
             AMOUNTS OVER $500 MILLION:                       .60%


                         AIM/JNL LARGE CAP GROWTH SERIES

             $0 TO 50 MILLION:                                .550%
             $50 MILLION TO $200 MILLION:                     .500%
             $200 MILLION TO $500 MILLION:                    .450%
             AMOUNTS OVER $500 MILLION:                       .400%

                                   EXHIBIT A-2

AMENDMENT TO INVESTMENT  SUB-ADVISORY  AGREEMENT  BETWEEN JACKSON NATIONAL ASSET
            MANAGEMENT, LLC AND A I M INVESTMENT MANAGEMENT, INC.


                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                         A I M CAPITAL MANAGEMENT, INC.

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and A I M CAPITAL MANAGEMENT, INC., a Texas corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of October 29, 2001 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the investment portfolios of the JNL Series Trust; and

     WHEREAS, the JNL/AIM Premier Equity II Fund has been merged into JNL/AIM Large Cap Growth Fund; and

     WHEREAS, the sub-advisory fees for the Funds will be amended.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated May 3, 2004, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated May 3, 2004, attached hereto.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 3rd day of May, 2004.

JACKSON NATIONAL ASSET                       A I M CAPITAL
MANAGEMENT, LLC                              MANAGEMENT, INC.


By:  /s/ Andrew B. Hopping                   By: /s/ Edgar M. Larsen
Name:    ANDREW B. HOPPING                   Name:   EDGAR M. LARSEN
Title:   PRESIDENT                           Title:  SENIOR VICE PRESIDENT

                                   SCHEDULE A
                                DATED MAY 3, 2004

                                     (Funds)

                          JNL/AIM Large Cap Growth Fund
                          JNL/AIM Small Cap Growth Fund

                                   SCHEDULE B
                                DATED MAY 3, 2004
                                 (Compensation)


                          JNL/AIM LARGE CAP GROWTH FUND

          AVERAGE DAILY NET ASSETS                   ANNUAL RATE

          $0 TO 50 MILLION:                                .500%
          $50 MILLION TO $200 MILLION:                     .475%
          $200 MILLION TO $500 MILLION:                    .450%
          AMOUNTS OVER $500 MILLION:                       .400%

                   JNL/AIM SMALL CAP GROWTH FUND

          AVERAGE DAILY NET ASSETS                   ANNUAL RATE

          $0 TO 500 MILLION:                                .65%
          AMOUNTS OVER $500 MILLION:                        .60%

                                   EXHIBIT A-3

AMENDMENT TO INVESTMENT  SUB-ADVISORY  AGREEMENT  BETWEEN JACKSON NATIONAL ASSET
            MANAGEMENT, LLC AND A I M INVESTMENT MANAGEMENT, INC.

                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                         A I M CAPITAL MANAGEMENT, INC.

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and A I M CAPITAL MANAGEMENT, INC., a Texas corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of October 29, 2001 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the investment portfolios of the JNL Series Trust; and

     WHEREAS, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated January 1, 2005, attached hereto.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 1st day of January, 2005.

JACKSON NATIONAL ASSET                       A I M CAPITAL
MANAGEMENT, LLC                              MANAGEMENT, INC.


By:  /s/ Andrew B. Hopping                   By: /s/ Benjamin A. Hock
Name:    ANDREW B. HOPPING                   Name:   BENJAMIN A. HOCK
Title:   PRESIDENT                           Title:  MANAGING DIRECTOR,
                                                     SUB-ADVISED ACCOUNTS

                                   SCHEDULE B
                              DATED JANUARY 1, 2005
                                 (Compensation)


                          JNL/AIM LARGE CAP GROWTH FUND

           AVERAGE DAILY NET ASSETS                       ANNUAL RATE

           $0 TO $300 MILLION:                                  .450%
           AMOUNTS OVER $300 MILLION:                           .400%

                          JNL/AIM SMALL CAP GROWTH FUND

           AVERAGE DAILY NET ASSETS                       ANNUAL RATE

           $0 TO $250 MILLION:                                   .65%
           AMOUNTS OVER $250 MILLION:                            .60%

                                   EXHIBIT A-4

AMENDMENT TO INVESTMENT  SUB-ADVISORY  AGREEMENT  BETWEEN JACKSON NATIONAL ASSET
            MANAGEMENT, LLC AND A I M INVESTMENT MANAGEMENT, INC.

                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                         A I M CAPITAL MANAGEMENT, INC.

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and A I M CAPITAL MANAGEMENT, INC., a Texas corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of October 29, 2001 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the investment portfolios of the JNL Series Trust; and

     WHEREAS,  pursuant  to  the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Advisor a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses; and

     WHEREAS, the Adviser desires to appoint Sub-Adviser to provide, and Sub-Adviser has agreed to provide, additional sub-investment advisory services to a new investment portfolio of the JNL Series Trust, effective upon execution or, if later, the date that initial capital for such investment portfolio is first provided.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated May 2, 2005, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated May 2, 2005, attached hereto.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 2nd day of May, 2005.

JACKSON NATIONAL ASSET                       A I M CAPITAL
MANAGEMENT, LLC                              MANAGEMENT, INC.


By:  /s/ Andrew B. Hopping                   By: /s/ Benjamin A. Hock, Jr.
Name:    ANDREW B. HOPPING                   Name:   BENJAMIN A. HOCK, JR.
Title:   PRESIDENT                           Title:  Managing Director

                                   SCHEDULE A
                                DATED MAY 2, 2005

                                     (Funds)

                          JNL/AIM Large Cap Growth Fund
                            JNL/AIM Real Estate Fund
                          JNL/AIM Small Cap Growth Fund

                                   SCHEDULE B
                                DATED MAY 2, 2005
                                 (Compensation)


                          JNL/AIM LARGE CAP GROWTH FUND

                AVERAGE DAILY NET ASSETS           ANNUAL RATE

                $0 TO 300 MILLION:                       .450%
                AMOUNTS OVER $300 MILLION:               .400%


                            JNL/AIM REAL ESTATE FUND

                AVERAGE DAILY NET ASSETS           ANNUAL RATE

                $0 TO 50 MILLION:                         .50%
                OVER $50 MILLION:                         .45%


                          JNL/AIM SMALL CAP GROWTH FUND

                AVERAGE DAILY NET ASSETS           ANNUAL RATE

                $0 TO 500 MILLION:                        .65%
                AMOUNTS OVER $500 MILLION:                .60%

                                   EXHIBIT A-5

AMENDMENT TO INVESTMENT  SUB-ADVISORY  AGREEMENT  BETWEEN JACKSON NATIONAL ASSET
            MANAGEMENT, LLC AND A I M INVESTMENT MANAGEMENT, INC.

                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                         A I M CAPITAL MANAGEMENT, INC.


     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and A I M CAPITAL MANAGEMENT, INC., a Texas corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of October 29, 2001 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the investment portfolios of the JNL Series Trust.

     WHEREAS,  pursuant  to  the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Advisor a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

     WHEREAS, in order to reflect a change in sub-adviser from J.P. Morgan Investment Management Inc. to A I M Capital Management, Inc. for the JNL/JPMorgan International Equity Fund, Schedule A and Schedule B must be amended, to add the new sub-advised fund (the JNL/AIM International Growth
Fund).

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated December 3, 2007, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated December 3, 2007, attached hereto.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 3rd day of December, 2007.

JACKSON NATIONAL ASSET                       A I M CAPITAL
MANAGEMENT, LLC                              MANAGEMENT, INC.


By:                                          By:
Name:    MARK D. NERUD                       Name:
Title:   PRESIDENT                           Title:

                                   SCHEDULE A
                                DECEMBER 3, 2007
                                     (Funds)

  ----------------------------------------------------------------------------
                        JNL/AIM International Growth Fund
  ----------------------------------------------------------------------------
                          JNL/AIM Large Cap Growth Fund
  ----------------------------------------------------------------------------
                            JNL/AIM Real Estate Fund
  ----------------------------------------------------------------------------
                          JNL/AIM Small Cap Growth Fund
  ----------------------------------------------------------------------------

                                   SCHEDULE B
                                DECEMBER 3, 2007
                                 (Compensation)


----------------------------------------------------------------------------
                        JNL/AIM INTERNATIONAL GROWTH FUND
---------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
$0 to $250 Million                                              0.40%
------------------------------------------------------- --------------------
Amounts over $250 Million                                       0.35%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
                          JNL/AIM LARGE CAP GROWTH FUND
----------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
$0 to $300 Million                                              0.45%
------------------------------------------------------- --------------------
Amounts over $300 Million                                       0.40%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
                            JNL/AIM REAL ESTATE FUND
----------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
$0 to $50 Million                                               0.50%
------------------------------------------------------- --------------------
Amounts over $50 Million                                        0.45%
------------------------------------------------------- --------------------


----------------------------------------------------------------------------
                          JNL/AIM SMALL CAP GROWTH FUND
----------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                    ANNUAL RATE
------------------------------------------------------- --------------------
$0 to $500 Million                                              0.65%
------------------------------------------------------- --------------------
Amounts over $500 Million                                       0.60%
------------------------------------------------------- --------------------

                                    EXHIBIT B

COMPARISON  OF THE  JNL/JPMORGAN  INTERNATIONAL  EQUITY  FUND  AND  THE  JNL/AIM
                          INTERNATIONAL GROWTH FUND


JNL/AIM INTERNATIONAL GROWTH FUND (FORMERLY,  JNL/JPMORGAN  INTERNATIONAL EQUITY
FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM International Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in a diversified portfolio of reasonably priced, quality international equity securities whose issuers are considered by the Fund's portfolio managers to have strong fundamentals and/or accelerating earnings growth. The Fund focuses its investments in marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The Fund will normally invest in the securities of companies located in at least four countries in the developed countries of Western Europe and the Pacific Basin.

At the present time, the Fund's portfolio managers intend to invest no more than 20% of the Fund's total assets in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

The Sub-Adviser employs a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis and portfolio construction techniques. The strategy primarily focuses on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but for whose prices do not fully reflect these attributes. Investments for the portfolio are selected "bottom-up" on a stock-by-stock basis. The focus is on the strengths of individual companies, rather than sector or country trends. The Sub-Adviser may consider selling a security for several reasons, including (1) its fundamentals deteriorate or it posts disappointing earnings, (2) its stock prices appears to be overvalued, or
(3) a more attractive opportunity is identified.


PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.


A I M Capital Management, Inc. has been serving as the Sub-Adviser to this Fund since December 3, 2007. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.


ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[OBJECT OMITTED]

2.65%     14.43%     32.11%     -13.99%     -20.29%     -20.58%     28.53%     16.34%     10.69%     22.67%
-----     ------     ------     -------     -------     -------     ------     ------     ------     ------
1997      1998       1999       2000        2001        2002        2003       2004       2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 23.24% (4th quarter of 1999) and its lowest quarterly return was -22.59% (3rd quarter of 2002).

CLASS B

[OBJECT OMITTED]

10.94%     22.97%
------     ------
2005       2006

In the periods shown in the chart, the Fund's highest quarterly return was 15.29% (4th quarter of 2004) and its lowest quarterly return was -0.32% (2nd quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

----------------------------------------------------------------- ---------------- -------------- ------------------
                                                                      1 year          5 year          10 year*
----------------------------------------------------------------- ---------------- -------------- ------------------
JNL/AIM International Growth Fund (Class A)                           22.67%          10.01%          5.54%
Morgan Stanley Europe and Australasia, Far East Equity (MSCI
E.A.FE.) Index                                                        26.42%          14.99%          7.43%
----------------------------------------------------------------- ---------------- -------------- ------------------



The Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995. Prior to May 1, 2000, the Fund was managed by Rowe-Price Fleming International, Inc. Prior to May 2, 2005, the Fund was managed by Putnam Investment Management, Inc. Prior to December 3, 2007, the Fund was managed by J.P. Morgan Investment Management, Inc.


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

--------------------------------------------------------------------------- ------------------- --------------------
                                                                                  1 year          Life of Class*
--------------------------------------------------------------------------- ------------------- --------------------
JNL/AIM International Growth Fund (Class B)                                       22.97%              16.16%
Morgan Stanley Europe and Australasia, Far East Equity
(MSCI E.A.FE.) Index                                                              26.42%              19.03%
--------------------------------------------------------------------------- ------------------- --------------------



The Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004. Prior to May 2, 2005, the Fund was managed by Putnam Investment Management, Inc. Prior to December 3, 2007, the Fund was managed by J.P. Morgan Investment Management, Inc.


EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee*                                                                        0.83%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.04%
--------------------------------------------------------------------------------------------- -----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee*                                                                        0.83%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.83%
--------------------------------------------------------------------------------------------- -----------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                          $106
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $331
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
5 Years                                                                                         $574
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
10 Years                                                                                      $1,271
------------------------------------------------------------------------------------ --------------------------

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                           $85
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $265
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
5 Years                                                                                         $460
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
10 Years                                                                                      $1,025
------------------------------------------------------------------------------------ --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In addition to common stocks, the Fund may also invest in other types of securities, such as preferred stocks, convertible securities, fixed-income securities. Fixed income securities, including preferred stocks and convertible securities, are subject to credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer will not make payments of principal or interest when due. A deterioration in the credit quality of an issuer of fixed income securities will cause the price of those securities to fall. Interest rate risk is the risk that interest rates will rise, causing the prices of fixed income securities, including those owned by the Fund, to fall.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, when the Sub-Adviser believes other types of investments are advantageous on the basis of both risk and protection of capital values, the Fund may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.


SUB-ADVISER   AND  PORTFOLIO   MANAGEMENT.   The   sub-adviser  to  the  JNL/AIM
International Growth Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM, an investment adviser since 1986, is an indirect, wholly owned subsidiary of A I M Management Group Inc.("AIM Management Group"), a holding company that has been engaged in financial services since 1976. AIM manages or advises over 200 investment portfolios which total approximately $149 billion in total net assets as of December 31, 2006. AIM Management Group is a wholly owned subsidiary of INVESCO, PLC.

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

     o Clas G. Olsson (lead manager with respect to the fund's investments in Europe and Cananda), Senior Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the advisor and/or affiliates since 1994.

     o Barrett K. Sides (lead manager with respect to the fund's investments in Asia Pacific and Latin America), Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1990.

     o Shuxin Cao, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or affiliates since 1997.

     o Matthew W. Dennis, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or affiliates since 2000.

     o Jason T. Holzer, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or affiliates since 1996.

They are assisted by the advisor's Asia Pacific/Latin America and Europe/Canada Teams, which are comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the Fund's portfolio, but do not have day-to-day management responsibilities with respect to the Fund's portfolio. Members of the team may change from time to time.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.


A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Fund's Annual Report dated December 31, 2007.

                                    EXHIBIT C

                           DIRECTORS & OFFICERS OF AIM

The principal business address of the Directors and Officers listed below is 11 Greenway Plaza, Suite 100, Houston, TX 77046.

DIRECTORS

Philip A. Taylor        Director
John M. Zerr            Director

OFFICERS

Philip A. Taylor        Chairman, Chief Executive Officer and President
Karen Dunn Kelley       Senior Vice President and Director of Cash Management
Frederick Meyer         Senior Investment Officer
Patrick J. Farmer       Senior Vice President and Head of Equity Investments
Leslie A. Schmidt       Senior Vice President
Todd L. Spillane        Senior Vice President and Chief Compliance Officer
David C. Warren         Senior Vice President and Chief Administrative Officer
John M. Zerr            Senior Vice President, General Counsel and Secretary
Graham Anderson         Vice President
Sidney M. Dilgren       Vice President
P. Michelle Grace       Vice President and Assistant Secretary
Joan C. Kennedy         Vice President
Sharon A. Lester        Vice President
James H. Shelton        Vice President
Loren M. Starr          Chief Financial Officer
David A. Hartley        Treasurer and Chief Accounting Officer
Donna F. Anderson       Assistant Vice President
Mary J. Benson          Assistant Vice President
M. Kevin Cronin         Assistant Vice President
Linda A. Felchak        Assistant Vice President
Carolyn L. Gibbs        Assistant Vice President
Lyman Missimer III      Assistant Vice President
Sheri Morris            Assistant Vice President
Clas G. Olsson          Assistant Vice President
Lanny H. Sachnowitz     Assistant Vice President
Ronald S. Sloan         Assistant Vice President
Brian P. Smith          Assistant Vice President
Bret W. Stanley         Assistant Vice President
Stephen R. Rimes        Assistant Secretary
Lance A. Rejsek         Anti-Money Laundering Compliance Officer